Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:
(1)Registration Statement (Form S-8, File No. 333-212215) pertaining to the 2008 Stock Incentive Plan, as amended, the 2016 Incentive Award Plan and the 2016 Employee Stock Purchase Plan of Cartesian Therapeutics, Inc.,
(2)Registration Statement (Form S-8, File No. 333-224109) pertaining to the 2016 Incentive Awards Plan and the 2016 Employee Stock Purchase Plan of Cartesian Therapeutics, Inc.,
(3)Registration Statement (Form S-8, File No. 333-228264) pertaining to the 2018 Employment Inducement Incentive Award Plan of Cartesian Therapeutics, Inc.,
(4)Registration Statement (Form S-8, File No. 333-230501) pertaining to the 2018 Employment Inducement Incentive Award Plan of Cartesian Therapeutics, Inc.,
(5)Registration Statement (Form S-8, File No. 333-239075) pertaining to the 2016 Incentive Award Plan and the 2016 Employee Stock Purchase Plan of Cartesian Therapeutics, Inc.,
(6)Registration Statement (Form S-8, File No. 333-256061) pertaining to the 2016 Incentive Award Plan and the 2016 Employee Stock Purchase Plan of Cartesian Therapeutics, Inc.,
(7)Registration Statement (Form S-8, File No. 333-264691) pertaining to the 2016 Incentive Award Plan and the 2016 Employee Stock Purchase Plan of Cartesian Therapeutics, Inc.,
(8)Registration Statement (Form S-8, File No. 333-274036) pertaining to the 2016 Incentive Award Plan and the 2016 Employee Stock Purchase Plan of Cartesian Therapeutics, Inc.,
(9)Registration Statement (Form S-3, File No. 333-275171) of Cartesian Therapeutics, Inc.,
(10)Registration Statement (Form S-8, File No. 333-276486) pertaining to the 2016 Stock Incentive Plan and the 2018 Employment Inducement Incentive Award Plan of Cartesian Therapeutics, Inc.,
(11)Registration Statement (Form S-1, File No. 333-281204) of Cartesian Therapeutics, Inc.,
(12)Registration Statement (Form S-8, File No. 333-283049) pertaining to the Amended and Restated 2016 Incentive Award Plan and the Amended and Restated 2018 Employment Inducement Incentive Award Plan of Cartesian Therapeutics, Inc.,
(13)Registration Statement (Form S-3, File No. 333-283803) of Cartesian Therapeutics, Inc.,
(14)Registration Statement (Form S-3, File No. 333-283806) of Cartesian Therapeutics, Inc.,
(15)Registration Statement (Form S-3, File No. 333-283809) of Cartesian Therapeutics, Inc., and
(16)Registration Statement (Form S-8, File No. 333-287062) pertaining to the Amended and Restated 2016 Incentive Award Plan and the Amended and Restated 2018 Employment Inducement Incentive Award Plan of Cartesian Therapeutics, Inc.;
of our report dated March 9, 2026 with respect to the consolidated financial statements of Cartesian Therapeutics, Inc. included in this Annual Report (Form 10-K) of Cartesian Therapeutics, Inc. for the year ended December 31, 2025.

/s/ Ernst & Young LLP
Boston, Massachusetts
March 9, 2026